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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/22 - 6/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

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Item 1.	Report to Stockholders

July 28, 2022

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six month period ended June 30, 2022. The Fund's net asset value (the "NAV") was $7.61 as of June 30th. The market price for the Fund's shares ended the period at $6.81, representing a market price discount of 10.5%. The Fund paid dividends totaling $0.25 per share from earnings during the six month period.

The financial markets deteriorated significantly during the period as investors focused on a number of concerns. The Federal Reserve (the "Fed") raised the federal funds rate three times in response to inflation reaching levels not seen in 40 years. Worries about the impact of higher interest rates and inflation on economic growth, uncertainties created by the war in Ukraine and the ongoing economic effects of the COVID 19 pandemic created a very negative outlook for the markets. The Fund's investment adviser—T. Rowe Price Associates—discusses the market environment and its market outlook in detail below.

As of June 30th, the Fund's outstanding borrowing through its credit facility (the "Facility") with the Bank of Nova Scotia was $84 million, unchanged from borrowings at year-end. The borrowing represented approximately 32% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the London Inter-bank Offered Rate. The interest rate on the Facility as of June 30th was 2.47%, more than double the .95% rate the Fund was paying on the Facility at year end 2021. The difference between the market-value weighted average current yield on the portfolio and the rate paid on the Facility has narrowed to 4.68 percentage points at June 30th, compared to a yield spread of 5.06 percentage points as of December 31, 2021.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested, and operating expenses, among other factors. In addition to increasing the amount of income available for the dividend, leverage magnifies the effect of price movements on the Fund's NAV per share. The Fund's leverage decreased the Fund's total return in the poor high yield market of the first six months of the year. Of course, in a favorable high yield market, the leverage would increase the Fund's total return.

	Total Returns for the Periods Ending June 30, 2022
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	-20.23%	-3.43%
New America High Income Fund (NAV and Dividends)*	-17.81%	-2.93%
Credit Suisse High Yield Index	-12.09%	-0.11%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total returns are calculated by determining the percentage change in net asset value or market price (as applicable) and assumes the reinvestment of dividends. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The first six months of 2022 has presented a challenging return environment for high yield bonds as the Fed began raising rates to battle the highest and most persistent levels of inflation in four decades. Fixed income markets pulled back sharply in the first quarter as Russia's invasion of Ukraine compounded interest rate and inflation fears. Despite increased uncertainty in the macroeconomic backdrop, the yield spread between high yield bonds and U.S. Treasury bonds was remarkably stable in the first quarter of the year. Higher rates and, more specifically, the duration component of the asset class were the primary drivers of negative returns. (Duration is a measure of a bond or bond fund's price sensitivity to changes in interest rates.) The improvement in the average credit quality of the high yield bond asset class in recent years means that it is less vulnerable to credit issues. However, after several years of a low interest rate environment and improved credit quality of high yield bonds, the average high yield bond coupon is at historic lows and has a longer duration profile. Therefore, the high yield asset class is somewhat more interest rate sensitive than it has been historically, which was a significant driver of negative returns over the last six months.

Due to elevated inflation and a strong labor market, the Fed raised the fed funds target rate twice in the second quarter. The central bank increased the fed funds target rate range by 50 basis points (0.50%) in May and 75 basis points (0.75%) in June. At the end of the quarter, the fed funds target rate range was 1.50% to 1.75%. Fears of a 1970s-style, supply-driven "stagflation" period of low growth combined with high inflation turned to worries that the Fed would be unable to achieve a "soft landing" and push the economy into recession, as happened in the early 1980s and early 1990s. The high yield market's yield spread widening (+220 bps) in the second quarter was the fourth largest quarterly change in the past 15 years. High yield capital market activity was anemic during the period as issuers had to contend with higher borrowing costs. In the second quarter just $25 billion in new issues came to the market, compared with a quarterly run rate of over $110 billion in 2021. Although the macro backdrop has become more challenging for risk assets, solid corporate fundamentals and a resilient consumer have enabled measures of distress in the high yield market such as the distressed ratio (the percentage of bonds trading below 60 cents on the dollar), upgrade/downgrade ratio, and default rate to all remain at benign levels. Fundamentals have remained healthy despite mounting inflationary pressures and potential spillover effects from the conflict in Eastern Europe. Corporate leverage has declined, and cash on companies' balance sheets remain at elevated levels.

Portfolio Review

The portfolio's allocation to bank loans was a top contributor to relative performance, as were our holdings of convertible preferred securities. The off-benchmark allocation to loans (also known as leveraged loans) have floating rate coupons and are therefore less affected by rising interest rates which helped insulate the portfolio from duration risk during the period. Within the modest allocation to convertibles, our investment in midstream energy infrastructure corporation Targa Resources added value. Targa's growth strategy is focused on the best-in-class Permian Basin, where its natural gas and natural gas liquid gathering and processing assets are well integrated with its Gulf Coast downstream assets. As the energy industry faced a second downturn in five years during 2020, Targa took decisive actions that stabilized its liquidity and credit profile, which ultimately positioned the company for an upgrade to investment grade status in 2022.

Our underweight to and credit selection within information technology was a meaningful contributor to relative results. Avoiding weaker credits within the automotive industry also added value.

In the information technology sector, not owning Coinbase, the largest cryptocurrency exchange in North America, was beneficial. The majority of the company's revenue is generated from transaction fees tied to its customers' trading of Bitcoin. Given the continued precipitous decline in the price of the world's leading cryptocurrency during the quarter, transaction volume and consequently revenue are expected to be negatively impacted.

The portfolio's holdings of Entegris, a company that specializes in chemical and liquid purification filters used in the wafer and integrated circuit fabrication process for semiconductors, contributed to relative performance. The company finalized an agreement to purchase CMC Materials, a leading manufacturer of chemical mechanical planarization (CMP) slurries and pads. In our view, this vertically integrated specialty semiconductor materials supplier benefits from a duopoly-like position in its market. Additionally, the nature of highly customized customer specs (i.e., no "off-the-shelf" products) translates to onerous switching costs for its growing customer base (TSMC, Samsung, and Intel are the three largest). Entegris bonds produced positive returns during the second quarter as the company closed on its acquisition of CMC Materials.

Conversely, credit selection in the building and real estate segment detracted from returns, partly due to the portfolio's modest holdings of Chinese property developers Country Garden and Shimao Group. We recognized a breakdown in our investment thesis in January as four distressed exchanges in China's property market dampened investor sentiment, and the recent surge in domestic Omicron coronavirus cases cooled the nascent demand recovery in big cities. We have since exited our position in Shimao, the weaker of the two names, and have sought to aggressively reduce our exposure in Country Garden.

In the healthcare industry, pharmaceutical and medical device company Bausch Health was a notable detractor from performance. The capital structure came under pressure after management split the company into two operating entities. Specifically, they spun off eye health products company Bausch & Lomb and subsequently announced an initial public offering of its shares. As a result, Bausch Health retained the high yield capital structure, putting bondholders in a less favorable position. We are continuing to reduce our holdings in the near term.

The portfolio's holdings of for-profit hospital system Community Health Systems also adversely affected returns. While the company's first-quarter earnings were above expectations, the bonds traded down after management lowered guidance for full-year adjusted earnings due to higher 2022 labor cost estimates. The labor shortage in nursing since the emergence of the coronavirus pandemic contributed to recent weakness in the health care space as companies had to increase compensation to attract/retain nurses, which had a negative short-term impact on margins. However, Community Health Systems remains a high-conviction holding that continues to generate positive free cash, and management is committed to further reducing leverage.

Outlook

Fundamental conditions in the high yield asset class and its underlying credit quality remain solid. We do not expect a meaningful increase in default activity during the rest of the year despite the challenging performance environment. The upgrade cycle that has led to many of our companies being elevated to investment-grade status also remains largely intact. The number of issuers to receive credit rating upgrades has exceeded downgrades for several consecutive quarters, and we believe this trend will continue.

The high yield market's performance is strongly correlated with that of other risk assets. Therefore, we anticipate that events in the broader market such as equity sell-offs in response to the Fed continuing to raise rates could lead to additional credit spread widening. Historically, when the risk-free rate and credit spreads have reached current levels—as they have four times since the Global Financial Crisis—we have seen strong one-year forward returns in the high yield asset class, which bodes well for its performance in 2023.

As always, we aim to deliver high current income while seeking to contain the volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2022 (Unaudited)	As a Percent of Total Investments*
Energy	11.93%
Services	9.41%
Healthcare	8.19%
Cable Operators	7.90%
Financial	7.30%
Broadcasting	6.40%
Automotive	6.28%
Utilities	4.96%
Information Technology	4.00%
Gaming	3.91%
Wireless Communications	3.90%
Metals & Mining	3.33%
Entertainment & Leisure	3.31%
Airlines	3.03%
Retail	1.83%
Satellites	1.66%
Building & Real Estate	1.43%
Building Products	1.34%
Container	1.18%
Supermarkets	1.13%
Manufacturing	1.12%
Aerospace & Defense	1.11%
Chemicals	1.09%
Food/Tobacco	1.02%
Restaurants	0.82%
Lodging	0.75%
Real Estate Investment Trust Securities	0.68%
Other Telecommunications	0.53%
Transportation	0.26%
Consumer Products	0.20%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.44 times.

Moody's Investors Service Ratings (1) June 30, 2022 (Unaudited)	As a Percent of Total Investments
Baa2	0.28%
Baa3	1.88%
Total Baa	2.16%
Ba1	6.31%
Ba2	12.17%
Ba3	17.57%
Total Ba	36.05%
B1	14.09%
B2	13.86%
B3	14.21%
Total B	42.16%
Caa1	9.42%
Caa2	5.98%
Caa3	0.09%
Total Caa	15.49%
Ca	0.04%
Unrated	2.19%
Equity	1.91%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Performance Overview (Unaudited)

Average Annual Total Returns for the Periods Ending June 30, 2022	One Year	Five Years	Ten Years
Fund at NAV	-17.81%	1.72%	5.59%
Fund at Market Price	-20.23%	1.08%	4.31%
Credit Suisse High Yield Index	-12.09%	1.92%	4.30%

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — 134.18% (d)(f)
Aerospace & Defense — 1.49%
$565	Transdigm Holdings UK, plc, Senior Notes, 5.50%, 11/15/27	B3	$480
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,761
320	Transdigm Holdings UK, plc, Senior Notes, 6.375%, 06/15/26	B3	301
115	Transdigm Holdings UK, plc, Senior Notes, 7.50, 03/15/27	B3	109
			2,651
Airlines — 3.57%
925	American Airlines Inc., Senior Notes, 5.50%, 04/20/26 (g)	Ba2	846
1,015	American Airlines Inc., Senior Notes, 5.75%, 04/20/29 (g)	Ba2	870
1,960	American Airlines Inc., Senior Notes, 11.75%, 07/15/25 (g)	Ba3	2,029
725	Delta Airlines, Senior Notes, 7.375%, 01/15/26	Baa3	724
760	Mileage Plus Holdings, LLC, Senior Notes, 6.50%, 06/20/27 (g)	Baa3	747
760	United Airlines Holdings, Inc., Senior Notes, 4.625%, 04/15/29 (g)	Ba1	642
295	VistaJet Malta Finance, Plc, Senior Notes, 6.375%, 02/01/30 (g)	Caa1	236
290	VistaJet Malta Finance, Plc, Senior Notes, 7.875%, 05/01/27 (g)	Caa1	256
			6,350
Automotive — 9.08%
1,425	Clarios Global LP, Senior Notes, 8.50%, 05/15/27 (g)	Caa1	1,357
1,470	Dana Inc., Senior Notes, 5.625%, 06/15/28	B1	1,264
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$335	Dornoch Debt Merger, Senior Notes, 6.625%, 10/15/29 (g)	Caa1	$246
70	Ford Motor Company, Senior Notes, 7.45%, 07/16/31	Ba2	71
1,185	Ford Motor Company, Senior Notes, 9%, 04/22/25	Ba2	1,266
480	Ford Motor Company, Senior Notes, 9.625%, 04/22/30	Ba2	539
660	Ford Motor Credit Company, LLC, Senior Notes, 4.95%, 05/28/27	Ba2	612
1,488	Goodyear Tire and Rubber Company, Senior Notes, 5%, 07/15/29	B2	1,265
1,110	Goodyear Tire and Rubber Company, Senior Notes, 5.25%, 07/15/31	B2	899
995	Goodyear Tire and Rubber Company, Senior Notes, 5.625%, 04/30/33	B2	794
305	Jaguar land Rover Automotive Plc, Senior Notes, 5.875%, 01/15/28 (g)	B1	233
445	Jaguar land Rover Automotive Plc, Senior Notes, 7.75%, 10/15/25 (g)	B1	411
535	LCM Investments Holdings II, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B2	409
635	Metis Merger, LLC, Senior Notes, 6.50%, 05/15/29 (g)	Caa2	505
3,500	Rivian Holdings LLC, Senior Notes, 7.177%, 10/15/26, Acquisition Date 10/8/21, cost 3,431 (g)	(e)	3,237
915	Tenneco Inc., Senior Notes, 5%, 07/15/26	Caa1	856
1,093	Tenneco Inc., Senior Notes, 5.125%, 04/15/29 (g)	Ba3	1030
285	Tenneco Inc., Senior Notes, 5.375%, 12/15/24	Caa1	273
902	Tenneco Inc., Senior Notes, 7.875%, 01/15/29 (g)	Ba3	872
			16,139

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Broadcasting — 9.25%
$550	Clear Channel Outdoor Holdings, Inc., Senior Notes, 5.125%, 08/15/27 (g)	B1	$461
540	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.50%, 06/01/29 (g)	Caa2	390
1,080	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.75%, 04/15/28 (g)	Caa2	787
1,130	CMG Media Corporation, Senior Notes, 8.875%, 12/15/27 (g)	Caa1	904
765	Diamond Sports Group, LLC, Senior Notes, 6.625%, 08/15/27 (g)	Ca	92
1,265	Gray Escrow II, Inc., Senior Notes, 5.375%, 11/15/31 (g)	B3	1,009
5,169	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	4,109
74	Lamar Media Corporation, Senior Notes, 4%, 02/15/30	Ba3	62
681	Lamar Media Corporation, Senior Notes, 4.875%, 01/15/29	Ba3	611
310	Lions Gate Capital Holdings, LLC, Senior Notes, 5.50%, 04/15/29 (g)	B3	240
1,570	Midas Opco Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B3	1,248
355	Nexstar Broadcasting, Inc., Senior Notes, 4.75%, 11/01/28 (g)	B2	304
170	Nielsen Finance LLC, Senior Notes, 4.50%, 07/15/29 (g)	B2	154
220	Nielsen Finance LLC, Senior Notes, 4.75%, 07/15/31 (g)	B2	198
450	Nielsen Finance LLC, Senior Notes, 5.625%, 10/01/28 (g)	B2	418
145	Outfront Media Capital, LLC, Senior Notes, 4.25%, 01/15/29 (g)	B2	115
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$685	Scripps Escrow, Inc., Senior Notes, 5.875%, 07/15/27 (g)	B3	$599
480	Sirius XM Radio, Inc., Senior Notes, 3.875%, 09/01/31 (g)	Ba3	384
1,285	Sirius XM Radio, Inc., Senior Notes, 4%, 07/15/28 (g)	Ba3	1,112
740	Sirius XM Radio, Inc., Senior Notes, 4.125%, 07/01/30 (g)	Ba3	620
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	573
665	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/26 (g)	B2	598
780	Univision Communications, Inc., Senior Notes, 4.50%, 05/01/29 (g)	B1	653
580	Univision Communications, Inc., Senior Notes, 6.625%, 06/01/27 (g)	B1	548
260	Univision Communications, Inc., Senior Notes, 7.375%, 06/30/30 (g)	B1	254
			16,443
Building & Real Estate — 2.06%
455	Brookfield Residential Properties, Senior Notes, 5%, 06/15/29 (g)	B2	342
300	Brookfield Residential Properties, Senior Notes, 6.65%, 09/15/27 (g)	B2	248
215	Castle UK Finco, Plc, Senior Notes, 4.829%, 05/15/28 (g) (EUR)	B1	190
180	Castle UK Finco, Plc, Senior Notes, 7%, 05/15/29 (g) (GBP)	B1	175
990	Country Garden Holdings Company, Ltd., Senior Notes, 5.125%, 01/14/27	(e)	421
200	Country Garden Holdings Company, Ltd., Senior Notes, 5.625%, 01/14/30	(e)	85
1,055	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/28 (g)	Ba3	976
645	Howard Hughes Corporation, Senior Notes, 4.125%, 02/01/29 (g)	Ba3	497

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$345	Howard Hughes Corporation, Senior Notes, 4.375%, 02/01/31 (g)	Ba3	$256
570	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/28 (g)	Ba3	477
			3,667
Building Products — 1.94%
210	Advanced Drainage Systems, Senior Notes, 6.375%, 06/15/30 (g)	Ba2	205
355	Graphic Packaging International, LLC, Senior Notes, 3.75%, 02/01/30 (g)	Ba2	301
355	Mercer International, Inc., Senior Notes, 5.125%, 02/01/29	Ba3	304
80	Mercer International, Inc., Senior Notes, 5.50%, 01/15/26	Ba3	77
625	New Enterprise Stone and Lime Company, Inc., Senior Notes, 5.25%, 07/15/28 (g)	B2	514
810	PGT Innovations, Inc., Senior Notes, 4.375%, 10/01/29 (g)	B1	638
395	Specialty Building Products Holdings, LLC, Senior Note, 6.375%, 09/30/26 (g)	B3	317
475	SRS Distribution, Inc., Senior Notes, 6%, 12/01/29 (g)	Caa2	373
120	Summit Materials LLC, Senior Notes, 5.25%, 01/15/29 (g)	Ba3	104
640	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	Ba3	618
			3,451
Cable Operators — 11.41%
1,285	Altice Financing S.A., Senior Notes, 5%, 01/15/28 (g)	B2	1,034
795	Altice Financing S.A., Senior Notes, 5.75%, 08/15/29 (g)	B2	638
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,270	Altice France S.A., Senior Notes, 5.125%, 07/15/29 (g)	B2	$959
795	Altice France S.A., Senior Notes, 5.50%, 10/15/29 (g)	B2	603
2,340	Altice France S.A., Senior Notes, 6%, 02/15/28 (g)	Caa1	1,656
995	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	893
405	CCO Holdings, LLC, Senior Notes, 4.25%, 01/15/34 (g)	B1	311
1,090	CCO Holdings, LLC, Senior Notes, 4.50%, 06/01/33 (g)	B1	861
845	CCO Holdings, LLC, Senior Notes, 4.50%, 05/01/32	B1	680
1,070	CCO Holdings, LLC, Senior Notes, 4.50%, 08/15/30 (g)	B1	891
680	CCO Holdings, LLC, Senior Notes, 4.75%, 02/01/32 (g)	B1	557
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,079
680	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	612
880	CSC Holdings, LLC, Senior Notes, 5.75%, 01/15/30 (g)	B3	640
1,410	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,262
895	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	754
465	Direct TV Financing, LLC, Senior Notes, 5.875%, 08/15/27 (g)	Ba3	398
660	Dish DBS Corporation, Senior Notes, 5.125%, 06/01/29	B3	399
950	Dish DBS Corporation, Senior Notes, 5.25%, 12/01/26 (g)	Ba3	734
950	Dish DBS Corporation, Senior Notes, 5.75%, 12/01/28 (g)	Ba3	703
450	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/28	B3	304
550	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B3	426

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$630	GCI, LLC, Senior Notes, 4.75%, 10/15/28 (g)	B3	$544
202	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	188
570	Radiate Holdco LLC, Senior Notes, 6.50%, 09/15/28 (g)	Caa1	439
1,905	VMed O2 UK Financing I, plc, Senior Notes, 4.75%, 07/15/31 (g)	Ba3	1,534
270	VTR Finance B.V., Senior Notes, 6.375%, 07/15/28 (g)	B1	194
			20,293
Chemicals — 1.57%
111	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	100
460	CVR Partners, L.P., Senior Notes, 6.125%, 06/15/28 (g)	B2	412
630	GPD Companies, Inc,. Senior Notes, 10.125%, 04/01/26 (g)	B3	600
480	Methanex Corporation, Senior Notes, 5.125%, 10/15/27	Ba1	426
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/29	Ba1	237
520	Univar Solutions USA, Senior Notes, 5.125%, 12/01/27 (g)	B1	480
715	W.R. Grace Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B3	536
			2,791
Consumer Products — .29%
635	Wolverine World Wide, Inc., Senior Notes, 4%, 08/15/29 (g)	Ba2	510
Container — 1.71%
435	Ardagh Metal Packaging S.A., Senior Notes, 6%, 06/15/27 (g)	Ba2	428
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,200	Ardagh Packaging Finance, Plc, Senior Notes, 4.125%, 08/15/26 (g)	B1	$1,016
250	Sealed Air Corporation, Senior Notes, 5%, 04/15/29 (g)	Ba2	236
235	Sealed Air Corporation, Senior Notes, 6.875%, 07/15/33 (g)	Ba2	237
1,200	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,126
			3,043
Energy — 17.05%
285	Aethon United BR, LP, Senior Notes, 8.25% 02/15/26 (g)	B3	277
600	Archrock Partners, L.P., Senior Notes, 6.875%, 04/01/27 (g)	B2	546
935	Cheniere Energy Partners, L.P., Senior Notes 4%, 03/01/31	Ba2	796
1,175	Chesapeake Energy Corporation, Senior Notes, 6.75%, 04/15/29 (g)	Ba3	1,134
900	Citgo Holding, Inc., Senior Notes, 9.25%, 08/01/24 (g)	Caa1	871
800	Citgo Petroleum Corporation, Senior Notes, 7%, 06/15/25 (g)	B3	774
530	Comstock Resources, Inc., Senior Notes, 5.875%, 01/15/30 (g)	B2	456
340	Comstock Resources, Inc., Senior Notes, 6.75%, 03/01/29 (g)	B2	304
1,140	Crescent Energy Finance, Senior Notes, 7.25%, 05/01/26 (g)	B2	1,037
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba1	756
540	DCP Midstream, LLC, Senior Notes, 7.375%, (b)	Ba3	474

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba1	$498
365	Ecopetrol, S.A., Senior Notes, 5.875%, 05/28/45	Baa3	248
285	Ecopetrol, S.A., Senior Notes, 6.875%, 04/29/30	Baa3	251
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	Ba2	568
110	Endeavor Energy Resources, L.P., Senior Notes. 6.625%, 07/15/25 (g)	Ba2	110
1,290	EQT Corporation, Senior Notes, 7.50%, 02/01/30	Ba1	1,376
375	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B3	353
625	Ferrellgas, L.P., Senior Notes, 5.375%, 04/01/26 (g)	B3	543
650	Ferrellgas, L.P., Senior Notes, 5.875%, 04/01/29 (g)	B3	528
440	Gulfport Energy Corporation, Senior Notes, 8%, 05/17/26 (g)	B3	432
305	HilCorp Energy, L.P., Senior Notes, 5.75%, 02/01/29 (g)	Ba3	266
385	HilCorp Energy, L.P., Senior Notes, 6%, 02/01/31 (g)	Ba3	333
240	HilCorp Energy, L.P., Senior Notes, 6%, 04/15/30 (g)	Ba3	210
210	HilCorp Energy, L.P., Senior Notes, 6.25%, 04/15/32 (g)	Ba3	182
1,420	Kinetik Holdings, L.P., Senior Notes, 5.875%, 06/15/30 (g)	Ba1	1,349
1,505	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B2	1,392
1,480	NGL Energy Partners L.P., Senior Notes, 7.50%, 02/01/26 (g)	B1	1,325
345	Nustar Logistics, L.P., Senior Notes, 5.75%, 10/01/25	Ba3	320
1,190	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba3	1,110
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$310	Occidental Petroleum Corporation, Senior Notes, 6.125%, 01/01/31	Ba1	$313
525	Occidental Petroleum Corporation, Senior Notes, 6.20%, 03/15/40	Ba1	518
290	Occidental Petroleum Corporation, Senior Notes, 6.375%, 09/01/28	Ba1	292
100	Occidental Petroleum Corporation, Senior Notes, 6.45%, 09/15/36	Ba1	104
230	Occidental Petroleum Corporation, Senior Notes, 6.625%, 09/01/30	Ba1	237
285	Occidental Petroleum Corporation, Senior Notes, 7.50%, 05/01/31	Ba1	307
180	Occidental Petroleum Corporation, Senior Notes, 7.875%, 09/15/31	Ba1	198
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/39	Ba1	885
625	Occidental Petroleum Corporation, Senior Notes, 8.50%, 07/15/27	Ba1	687
1,190	Occidental Petroleum Corporation, Senior Notes, 8.875%, 07/15/30	Ba1	1,363
660	Petroleos Mexicanos, Senior Notes, 6.625%, 06/15/35	Ba3	444
650	Petroleos Mexicanos, Senior Notes, 7.69%, 01/23/50	Ba3	435
270	Range Resources, Corporation, Senior Notes, 4.75%, 02/15/30 (g)	Ba3	242
215	Range Resources, Corporation, Senior Notes, 8.25%, 01/15/29	Ba3	219
315	Rockcliff Energy II LLC, Senior Notes, 5.50%, 10/15/29 (g)	B3	285
320	Solaris Midstream Holdings, LLC, Senior Notes, 7.625%, 04/01/26 (g)	B3	300

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$420	Southwestern Energy Company, Senior Notes, 4.75%, 02/01/32	Ba2	$359
39	Summit Midstream Partners, LP, Senior Notes, 9.50%, (a)(b)	Caa3	28
635	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 09/01/31 (g)	B1	524
345	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/27 (g)	B1	308
450	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/30 (g)	B1	373
370	Tallgrass Energy Partners, L.P., Senior Notes, 7.50%, 10/01/25 (g)	B1	359
222	Targa Resources Partners, L.P., Senior Notes, 4%, 01/15/32	Baa3	189
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29	Baa3	444
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	410
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27	B3	346
410	Venture Global Calcasieu Pass, LLC, Senior Notes, 3.875%, 08/15/29 (g)	Ba3	356
510	Venture Global Calcasieu Pass, LLC, Senior Notes, 4.125%, 08/15/31 (g)	Ba3	437
585	Vermilion Energy, Inc., Senior Notes, 6.875%, 05/01/30 (g)	B3	524
			30,305
Entertainment & Leisure — 4.79%
315	AMC Entertainment Holdings, Inc., Senior Notes, 10%, 06/15/26 (g)	Caa3	208
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$300	Carnival Corporation, Senior Notes, 5.75%, 03/01/27 (g)	B2	$217
45	Carnival Corporation, Senior Notes, 6%, 05/01/29 (g)	B2	31
1,065	Carnival Corporation, Senior Notes, 7.625%, 03/01/26 (g)	B2	825
555	Carnival Corporation, Senior Notes, 10.50%, 06/01/30 (g)	B2	456
910	CDI Escrow, Senior Notes, 5.75%, 04/01/30 (g)	B1	833
245	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29	B3	216
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B3	606
410	Cinemark USA, Inc., Senior Notes, 5.25%, 07/15/28 (g)	Caa1	329
625	Live Nation Entertainment Inc., Senior Notes, 4.75%, 10/15/27 (g)	B3	555
340	NCL Corporation Ltd., Senior Notes, 5.875%, 02/15/27 (g)	B1	291
730	NCL Corporation Ltd., Senior Notes, 5.875%, 03/15/26 (g)	Caa1	566
325	NCL Corporation Ltd., Senior Notes, 7.75%, 02/15/29 (g)	Caa1	249
215	NCL Finance, Ltd., Senior Notes, 6.125%, 03/15/28 (g)	Caa1	156
555	Royal Caribbean Cruises, Ltd., Senior Notes, 5.375%, 07/15/27 (g)	B2	398
780	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 04/01/28 (g)	B2	542
635	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 08/31/26 (g)	B2	468
75	Royal Caribbean Cruises, Ltd., Senior Notes, 9.125%, 06/15/23 (g)	B2	74
415	Royal Caribbean Cruises, Ltd., Senior Notes, 10.875%, 06/01/23 (g)	Ba2	415

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$960	SeaWorld Parks & Entertainment, Inc.,Senior Notes, 5.25%, 08/15/29 (g)	Caa1	$811
295	Six Flags Entertainment, Inc., Senior Notes, 5.50%, 04/15/27 (g)	B3	264
			8,510
Financial — 10.38%
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	626
1,655	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	1,609
315	Alliant Holdings, Senior Notes, 5.875%, 11/01/29 (g)	Caa2	261
955	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	840
295	AmWins Group, Inc., Senior Notes, 4.875%, 06/30/29 (g)	B3	242
970	Apollo Commercial Real Estate Finance, Inc., Senior Notes, 4.625%, 06/15/29 (g)	Ba2	724
500	Banco Do Brasil S.A. (Cayman), 9% (b)	B2	493
475	Cobra Acquisition Company, LLC, Senior Notes, 6.375%, 11/01/29 (g)	B2	356
745	Enact Holdings, Inc., Senior Notes, 6.50%, 08/15/25 (g)	Ba2	700
750	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	705
485	Home Point Capital, Inc., Senior Notes, 5%, 02/01/26 (g)	B3	335
790	Hub Holdings LLC, Senior Notes, 5.625%, 12/1/29 (g)	Caa2	656
725	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	680
460	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	428
490	Jane Street Group LLC, Senior Notes, 4.50%, 11/15/29 (g)	Ba2	436
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$505	LPL Holdings, Inc., Senior Notes, 4%, 03/15/29 (g)	Ba2	$432
75	LPL Holdings, Inc., Senior Notes, 4.375%, 05/15/31 (g)	Ba2	64
480	Midcap Financial Issuer Trust, Senior Notes, 5.625%, 01/15/30 (g)	B1	374
950	Midcap Financial Issuer Trust, Senior Notes, 6.50%, 05/01/28 (g)	B1	817
685	Navient Corporation, Senior Notes, 4.875%, 03/15/28	Ba3	532
500	Navient Corporation, Senior Notes, 5%, 03/15/27	Ba3	413
630	Navient Corporation, Senior Notes, 5.50%, 03/15/29	Ba3	490
550	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	502
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	190
325	OneMain Finance Corporation, Senior Notes, 3.50%, 01/15/27	Ba2	258
305	OneMain Finance Corporation, Senior Notes, 5.375%, 11/15/29	Ba2	249
300	OneMain Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba2	287
390	OneMain Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba2	349
810	OneMain Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba2	765
300	OneMain Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba2	279
840	PennyMac Financial Services, Inc., Senior Notes, 4.25%, 02/15/29 (g)	Ba3	616
300	PennyMac Financial Services, Inc., Senior Notes, 5.375%, 10/15/25 (g)	Ba3	262
790	Prog Holdings, Inc., Senior Notes, 6%, 11/15/29 (g)	B1	596

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$235	Ryan Specialty Group, Senior Notes, 4.375%, 02/01/30 (g)	B1	$204
335	SLM Corporation, Senior Notes, 4.20%, 10/29/25	Ba1	303
240	Starwood Property Trust, Senior Notes, 3.75%, 12/31/24 (g)	Ba3	218
465	Starwood Property Trust, Senior Notes, 4.375%, 01/15/27 (g)	Ba3	405
320	United Wholesale Mortgage, LLC, Senior Notes, 5.50%, 04/15/29 (g)	Ba3	244
635	United Wholesale Mortgage, LLC, Senior Notes, 5.75%, 06/15/27 (g)	Ba3	506
			18,446
Food/Tobacco — 1.47%
610	BellRing Brands, Senior Notes, 7%, 03/15/30 (g)	B3	573
305	Chobani LLC, Senior Notes, 7.50%, 04/15/25 (g)	Caa2	281
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	770
385	Darling Ingredients, Inc., Senior Notes, 6%, 06/15/30 (g)	Ba3	385
780	Triton Water Holdings, Inc., Senior Notes 6.25%, 04/01/29 (g)	Caa1	554
65	US Foods, Inc., Senior Notes, 4.625%, 06/01/30 (g)	B3	55
			2,618
Gaming — 5.64%
40	Affinity Gaming Corporation, Senior Notes, 6.875%, 12/15/27 (g)	B2	33
2,065	Caesar's Resorts, Senior Notes, 8.125%, 07/01/27 (g)	Caa1	1,988
275	Cirsa Finance International, S.A.R.L., Senior Notes, 4.50%, 03/15/27 (g) (EUR)	B3	232
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$235	International Game Technology Plc, Senior Notes, 4.125%, 04/15/26 (g)	Ba2	$213
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/29 (g)	Ba2	339
1,170	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba2	1,135
395	MGM China Holdings, Limited, Senior Notes, 4.75%, 02/01/27 (g)	B1	279
315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	B1	240
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27	Ba1	449
140	MGM Resorts International, Senior Notes, 4.75%, 10/15/28	B1	118
500	Midwest Gaming Borrower, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B3	409
260	Peninsula Pacific Entertainment LLC, Senior Notes, 8.50%, 11/15/27 (g)	B3	273
475	Playtike Holding Corporation, Senior Notes, 4.25%, 03/15/29 (g)	B2	394
105	Raptor Acquisition, Senior Notes, 4.875%, 11/01/26 (g)	B2	92
335	Sands China Ltd., Senior Notes, 4.625%, 06/18/30	Baa2	245
605	Sands China Ltd., Senior Notes, 5.40%, 08/08/28	Baa2	464
565	SC Games Holdings, Senior Notes, 6.625%, 03/01/30 (g)	Caa2	479
230	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	B3	217
1,390	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	B3	1,300
350	Studio City Finance Ltd., Senior Notes, 5%, 01/15/29 (g)	B1	178

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$450	Wynn Macau Ltd., Senior Notes, 5.50%, 01/15/26 (g)	B2	$311
995	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B2	642
			10,030
Healthcare — 11.11%
250	AdaptHealth, LLC, Senior Notes, 5.125%, 03/01/30 (g)	B1	211
725	Avantor Funding, Inc., Senior Notes, 4.625%, 07/15/28 (g)	B2	663
455	Bausch Health Companies, Inc., Senior Notes, 7.25%, 05/30/29 (g)	B3	247
320	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	224
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,144
480	Cano Health, LLC, Senior Notes, 6.25%, 10/01/28 (g)	Caa2	389
830	CHS/Community Health Systems, Inc, Senior Notes, 5.25%, 05/15/30 (g)	B2	631
455	CHS/Community Health Systems, Inc, Senior Notes, 6%, 01/15/29 (g)	B2	373
1,165	CHS/Community Health Systems, Inc, Senior Notes, 6.125%, 04/01/30 (g)	Caa2	711
990	CHS/Community Health Systems, Inc, Senior Notes, 6.875%, 04/15/29 (g)	Caa2	639
1,100	CHS/Community Health Systems, Inc, Senior Notes, 8%, 12/15/27 (g)	B2	1,001
630	DaVita Healthcare Partners, Inc., Senior Notes, 4.625%, 06/01/30 (g)	Ba3	488
340	Embecta Corporation, Senior Notes, 5%, 02/15/30 (g)	Ba3	289
2,350	Medline L.P., Senior Notes, 5.25%, 10/01/29 (g)	Caa1	1,939
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,240	Minerva Merger Sub Inc., Senior Notes, 6.50%, 02/15/30 (g)	Caa2	$1,023
940	Mozart Debt Merger, Senior Notes, 3.875%, 04/01/29 (g)	B1	804
550	Option Care Health, Inc., Senior Notes, 4.375%, 10/31/29 (g)	B3	470
735	Organon & Company, Senior Notes, 5.125%, 04/30/31 (g)	B1	634
750	Radiology Partners, Inc., Senior Notes, 9.25%, 02/01/28 (g)	Caa2	559
275	RP Escrow Issuer LLC, Senior Notes, 5.25%, 12/15/25 (g)	B2	238
770	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	718
700	Tenet Healthcare Corporation, Senior Notes, 4.375%, 01/15/30 (g)	B1	592
780	Tenet Healthcare Corporation, Senior Notes, 6.125%, 06/15/30 (g)	B1	733
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/28 (g)	B3	1,402
424	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/31	B3	377
630	Teva Pharma Finance Netherlands III BV, Senior Notes, 4.75%, 05/09/27	Ba2	543
1,240	Teva Pharma Finance Netherlands III BV, Senior Notes, 5.125%, 05/09/29	Ba2	1,021
465	Teva Pharma Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/28	Ba2	433
1,290	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.125%, 01/31/25	Ba2	1,258
			19,754

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Information Technology — 5.26%
$610	Arches Buyer, Inc., Senior Notes, 4.25%, 06/01/28 (g)	B1	$497
1,465	Central Parent Merger, Senior Notes, 7.25%, 06/15/29 (g)	B1	1,410
610	Condor Merger, Inc., Senior Notes, 7.375%, 02/15/30 (g)	Caa2	496
2,595	Entegris Inc., Senior Notes, 5.95%, 06/15/30 (g)	Ba2	2,475
475	Match Group Holdings II, LLC, Senior Notes, 3.625%, 10/01/31 (g)	Ba3	374
965	Match Group Holdings II, LLC, Senior Notes, 4.125%, 08/01/30 (g)	Ba3	808
305	Match Group Holdings II, LLC, Senior Notes, 4.625%, 06/01/28 (g)	Ba3	274
148	Match Group Holdings II, LLC, Senior Notes, 5.625%, 02/15/29 (g)	Ba3	138
1,050	Photo Holdings Merger, Senior Notes, 8.50%, 10/01/26 (g)	B2	793
795	Roblox Corporation, Senior Notes, 3.875%, 05/01/30 (g)	Ba2	644
645	Twilio, Inc., Senior Notes, 3.875%, 03/15/31	Ba3	530
245	Viavi Solutions, icn., Senior Notes, 3.75%, 10/01/29 (g)	Ba2	208
573	ZI Tech LLC, Senior Notes, 3.875%, 02/01/29 (g)	B1	480
260	Zip Recruiter, Inc., Senior Notes, 5%, 01/15/30 (g)	B2	220
			9,347
Lodging — 1.08%
630	Hilton Domestic Operating Company, Inc.,Senior Notes, 4%, 05/01/31 (g)	Ba2	520
170	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.75%, 05/01/28 (g)	Ba2	161
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$125	Hilton Worldwide Finance, LLC, Senior Notes, 4.875%, 04/01/27	Ba2	$117
370	Park Intermediate Holdings, LLC, Senior Notes, 4.875%, 05/15/29 (g)	B1	317
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/28 (g)	B1	273
630	RHP Hotel Properties, L.P., Senior Notes, 4.50%, 02/15/29 (g)	B1	531
			1,919
Manufacturing — 1.11%
325	Hillenbrand Inc., Senior Notes, 3.75%, 03/01/31	Ba1	262
15	Hillenbrand Inc., Senior Notes, 5%, 09/15/26	Ba1	14
735	Madison IAQ, LLC, Senior Notes, 4.125%, 06/30/28 (g)	B1	608
420	Madison IAQ, LLC, Senior Notes, 5.875%, 06/30/29 (g)	Caa1	318
430	Mueller Water Products, Senior Notes, 4%, 06/15/29 (g)	Ba1	374
465	Sensata Technologies, Senior Notes, 4%, 04/15/29 (g)	Ba3	394
			1,970
Metals & Mining — 4.81%
410	Alcoa Nederland Holding B.V., Senior Notes, 5.50%, 12/15/27 (g)	Ba1	388
845	Alcoa Nederland Holding B.V., Senior Notes, 6.125%, 05/15/28 (g)	Ba1	820
300	Allegheny Technologies, Senior Notes, 5.125%, 10/01/31	B3	238
780	Arconic Corporation, Senior Notes, 6.125%, 02/15/28 (g)	Ba3	719
708	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/29 (g)	Ba2	666
385	Constellium N.V., Senior Notes, 3.75%, 04/15/29 (g)	B2	306

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$600	Constellium N.V., Senior Notes, 5.625%, 06/25/28 (g)	B2	$534
310	Ero Copper Corporation, Senior Notes, 6.50%, 02/15/30 (g)	B1	248
455	FMG Resources, Senior Notes, 4.50%, 09/15/27 (g)	Ba1	411
445	FMG Resources, Senior Notes, 5.875%, 04/15/30 (g)	Ba1	402
1,182	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Baa3	1,151
330	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	Baa3	305
265	GrafTech Finance Inc., Senior Notes, 4.625%, 12/15/28 (g)	Ba3	215
1,145	Hecla Mining Company, Senior Notes, 7.25%, 02/15/28	B2	1,085
545	HudBay Minerals, Inc., Senior Notes, 6.125%, 04/01/29 (g)	B3	442
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/30 (g)	B1	620
			8,550
Other Telecommunications — .77%
385	Embarq Corporation, Senior Notes, 7.995%, 06/01/36	Ba2	292
475	Level 3 Financing, Inc., Senior Notes, 3.75%, 07/15/29 (g)	Ba3	368
440	Lumen Technologies, Inc., Senior Notes, 4.50%, 01/15/29 (g)	B2	330
475	Lumen Technologies, Inc., Senior Notes, 5.375%, 06/15/29 (g)	B2	373
			1,363
Real Estate Investment Trust Securities — .99%
915	American Fin Tr Senior Notes, 4.50%, 09/30/28 (g)	(e)	718
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$620	Service Properties Trust, Senior Notes, 4.35%, 10/01/24	B1	$503
580	Service Properties Trust, Senior Notes, 7.50%, 09/15/25	Ba3	531
			1,752
Restaurants — 1.19%
572	Dave and Buster's, Inc., Senior Notes, 7.625%, 11/01/25 (g)	B1	565
187	YUM Brands, Inc., Senior Notes, 4.75%, 01/15/30 (g)	Ba3	169
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	Ba3	604
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	Ba3	779
			2,117
Retail — 2.64%
320	At Home Group, Inc., Senior Notes 7.125%, 07/15/29 (g)	Caa2	179
445	Bath and Body Works, Inc., Senior Notes, 6.625%, 10/01/30 (g)	Ba2	384
65	Bath and Body Works, Inc., Senior Notes, 6.694%, 01/15/27	Ba2	60
260	Bath and Body Works, Inc., Senior Notes, 6.95%, 03/01/33	B1	209
350	Bath and Body Works, Inc., Senior Notes, 7.50%, 06/15/29	Ba2	320
277	Bath and Body Works, Inc., Senior Notes, 9.375%, 07/01/25 (g)	Ba2	280
331	Carvana Company, Senior Notes, 5.625%, 10/01/25 (g)	Caa2	252
305	Carvana Company, Senior Notes, 10.25%, 05/01/30 (g)	Caa2	250
635	LSF9 Atlantis Holdings, LLC, Senior Notes, 7.75%, 02/15/26 (g)	B2	538
250	Petsmart, Inc., Senior Notes, 4.75%, 02/15/28 (g)	B1	215

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,450	Petsmart, Inc., Senior Notes, 7.75%, 02/15/29 (g)	B3	$1,309
905	Rent-A-Center, Inc., Senior Notes, 6.375%, 02/15/29 (g)	B1	704
			4,700
Satellites — 2.40%
815	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	732
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,553
295	Intelsat Jackson Holdings Ltd., Senior Notes, 6.50%, 03/15/30 (g)	B3	243
750	Maxar Technologies, Inc., Senior Notes, 7.75%, 06/15/27 (g)	B2	744
475	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	Caa2	198
910	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	Ba3	787
			4,257
Services — 10.73%
451	Adtalem Global Education, Inc., Senior Notes, 5.50%, 03/01/28 (g)	B1	403
895	Advantage Sales and Marketing, Inc., Senior Notes, 6.50%, 11/15/28 (g)	B2	764
635	Albion Financing 1 S.a.r.l., Senior Notes, 6.125%, 10/15/26 (g)	B1	545
315	Albion Financing 1 S.a.r.l., Senior Notes, 8.75%, 04/15/27 (g)	B3	263
1,000	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa1	850
625	Clarivate Science Holdings Corp., Senior Secured Notes, 3.875%, 07/01/28 (g)	B1	523
440	Clarivate Science Holdings Corp., Senior Secured Notes, 4.875%, 07/01/29 (g)	Caa1	358
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$130	Constellation Automotive Ltd., Senior Notes, 4.875%, 07/15/27 (g) (GBP)	B2	$125
215	Dun & Bradstreet Corporation, Senior Notes, 5%, 12/15/29 (g)	Caa1	186
1,095	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B3	1,031
660	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B3	637
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	780
760	Fair Isaac Corporation, Senior Notes, 4%, 06/15/28 (g)	Ba2	673
1,280	Gartner, Inc., Senior Notes, 3.625%, 06/15/29 (g)	Ba1	1,101
1,580	GFL Enironmental, Inc., Senior Notes, 4.75%, 06/15/29 (g)	B3	1,321
45	GFL Enironmental, Inc., Senior Notes, 5.125%, 12/15/26 (g)	Ba3	43
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/28 (g)	B2	1,009
115	IPD 3 B.V., Senior Notes, 5.50%, 12/01/25 (g) (EUR)	B2	107
320	Millennium Escrow Corporation, Senior Notes, 6.625%, 08/01/26 (g)	B2	263
1,305	MSCI, Inc., Senior Notes, 3.25%, 08/15/33 (g)	Ba1	1,037
685	Presidio Holding, Inc., Senior Notes, 8.25%, 02/01/28 (g)	Caa1	607
465	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	436
710	Prime Security Services Borrower, LLC, Senior Notes, 6.25%, 01/15/28 (g)	B3	593
324	Sabre GLBL, Inc., Senior Notes, 7.375%, 09/01/25 (g)	Ba3	300

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$555	Sabre GLBL, Inc., Senior Notes, 9.25%, 04/15/25 (g)	Ba3	$534
972	Staples, Inc., Senior Notes 7.50%, 04/15/26 (g)	B3	806
320	Staples, Inc., Senior Notes 10.75%, 04/15/27 (g)	Caa2	211
1,460	TK Elevator U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/27 (g)	B1	1,292
1,309	TK Elevator U.S. Newco, Inc., Senior Notes, 7.625%, 07/15/28 (g)	Caa1	1,175
775	United Rentals (North America), Inc., Senior Notes, 3.75%, 01/15/32	Ba2	636
100	Verde Bidco, Senior Notes, 4.625%, 10/01/26 (g) (EUR)	B2	86
400	Wash Multifamily Acquisition, Inc., Senior Notes, 5.75%, 04/15/26 (g)	B3	376
			19,071
Supermarkets — 1.63%
650	Albertsons Companies, LLC, Senior Notes, 3.50%, 03/15/29 (g)	Ba3	523
540	Albertsons Companies, LLC, Senior Notes, 4.875%, 02/15/30 (g)	Ba3	460
545	Albertsons Companies, LLC, Senior Notes, 5.875%, 02/15/28 (g)	Ba3	509
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	364
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	641
425	United Natural Foods, Inc., Senior Notes, 6.75%, 10/15/28 (g)	B2	396
			2,893
Transportation — .38%
730	Watco Companies, LLC, Senior Notes, 6.50%, 06/15/27 (g)	Caa1	668
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Utilities — 6.21%
$310	Calpine Corporation, Senior Notes, 4.50%, 02/15/28 (g)	Ba2	$282
625	Calpine Corporation, Senior Notes, 5%, 02/01/31 (g)	B2	513
950	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	838
111	First Energy Corporation, Senior Notes, 7.375%, 11/15/31	Ba1	124
620	NiSource, Incorporated, Senior Notes, 5.65%, (b)	(e)	558
135	Pattern Energy Operations L.P., Senior Notes, 4.50%, 08/15/28 (g)	Ba3	117
850	PG&E Corporation, Senior Notes, 5%, 07/01/28	B1	727
1,300	PG&E Corporation, Senior Notes, 5.25%, 07/01/30	B1	1,066
530	Pike Corporation, Senior Notes, 5.50%, 09/01/28 (g)	B3	423
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,705
950	Vistra Operations Company, LLC, Senior Notes, 4.375%, 05/01/29 (g)	Ba2	796
1,845	Vistra Operations Company, LLC, Senior Notes, 7%, (b)(g)	Ba3	1,716
2,270	Vistra Operations Company, LLC, Senior Notes, 8%, (b)(g)	Ba3	2,182
			11,047
Wireless Communications — 2.17%
950	Iliad Holdings SAS, Senior Notes, 6.50%, 10/15/26 (g)	B2	854
725	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	Ba2	763
2,194	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	Ba2	2,249
			3,866
	Total Corporate Debt Securities (Total cost of $276,598)		238,521

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
BANK DEBT SECURITIES — 7.94% (d)(f)
Aerospace & Defense — .11%
$214	Peraton Holding Corporation, 9.005%, 02/01/29	(e)	$198
Airlines — .80%
345	AAdvantage Loyalty IP, Ltd., 5.813%, 04/20/28	Ba2	328
775	Mileage Plus Holdings, LLC, 7.313%, 06/21/27	Baa3	764
356	United Airlines, nc., 5.392%, 04/21/28	Ba1	330
			1,422
Energy — .18%
345	Prairie ECI Acquiror, LP, 6.416%, 03/11/26	B3	323
Information Technology — .52%
120	Banff Merger Sub Inc., 7.166%, 02/27/26	Caa2	112
61	Polaris Newco, Inc., 5.666%, 06/2/28	B2	56
190	Proofpoint, Inc., 7.825%, 08/31/29	(e)	181
600	RealPage Inc., 8.166%, 04/23/29	(e)	569
			918
Services — 2.87%
756	Ascend Learning, LLC, 5.166%, 12/11/28	B2	697
1,130	Ascend Learning, LLC, 7.402%, 12/10/29	Caa2	1,034
320	Celestial Saturn Parent, Inc., 8.188%, 06/4/29	Caa2	230
2,180	Ultimate Software Group, Inc., 6.212%, 05/03/27	Caa1	2,006
1,207	Ultimate Software Group, Inc., 4.212%, 05/04/26	B1	1,128
			5,095
Wireless Communications — 3.46%
874	Asurion LLC, 4.916%, 07/31/27	Ba3	789
2,664	Asurion LLC, 6.916%, 01/31/28	B3	2,265
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$3,670	Asurion LLC, 6.916%, 01/20/29	B3	$3,101
			6,155
	Total Bank Debt Securities (Total cost of $15,747)		14,111
Shares
PREFERRED STOCK — 1.94% (d)(f)
Financial — .18%
325	Alliant Services, Series A, Cvt, 9.75%, 01/02/24 Acquisition Date 11/06/20, Cost $320 (c)	(e)	314
Healthcare — .30%
10,900	Becton Dickinson and Co., Series B, Cvt, 6%, 06/01/23		539
Manufacturing — .52%
694	Danaher Corporation, Series B, Cvt, 5%, 04/15/23	(e)	918
Utilities — .94%
10,632	American Electric Power, Series C, Cvt, 6.125%, 08/15/23	(e)	577
22,232	NextEra Energy, Inc., Cvt, 5.279%, 03/01/23	(e)	1,104
			1,681
	Total Preferred Stock (Total cost of $3,174)		3,452
COMMON STOCK — .41% (d)(f)
Healthcare — .41%
23,656	Avantor, Inc		736
	Total Common Stock (Total cost of $389)		736
	TOTAL INVESTMENTS — 144.47% (d) (Total cost of $295,908)		256,820
	CASH AND OTHER ASSETS LESS LIABILITIES — (44.47)% (d)		(79,055)
	NET ASSETS — 100.00%		$177,765

(a)  Denotes income is not being accrued.

(b)  Perpetual security with no stated maturity date.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2022 (Unaudited) — Continued (Dollar Amounts in Thousands)

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $314 or .18% of total net assets as of June 30, 2022.

(d)  Percentages indicated are based on total net assets to common shareholders of $177,765.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $180,774 as of June 30, 2022.

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $295,908 see Schedule of Investments and Note 1)	$256,820
CASH	16
RECEIVABLES:
Investment securities sold	917
Interest and dividends	4,608
PREPAID EXPENSES	42
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	7
DEFERRED OFFERING EXPENSES	93
Total assets	$262,503
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Investment securities purchased	151
Investment management fees (Note 3)	80
Interest on loan (Note 4)	23
Other payable	355
ACCRUED EXPENSES	113
UNREALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS (Note 1)	16
Total liabilities	$84,738
Net Assets	$177,765
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,374,744 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,667
DISTRIBUTABLE EARNINGS	(62,136)
Net Assets Applicable To Common Stock (Equivalent to $7.61 per share, based on 23,374,744 shares outstanding)	$177,765

Statement of Operations
For the Six Months Ended
June 30, 2022 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$8,579
Dividend income	297
Loan fee income	1
Other income	5
Total investment income	$8,882
Expenses:
Cost of leverage:
Interest expense (Note 4)	$558
Loan fees (Note 4)	12
Total cost of leverage	$570
Professional services:
Investment Advisor (Note 3)	$509
Custodian and transfer agent	122
Legal	119
Audit	31
Total professional services	$781
Administrative:
General administrative (Note 6)	$269
Directors	136
Insurance	66
Shareholder communications	18
Shareholder meeting	15
NYSE	13
Total administrative	$517
Total expenses	$1,868
Net investment income	$7,014
Realized and Unrealized Gain (Loss) on Investment Activities:
Net realized gain (loss)
Investments	$(1,345)
Forward currency exchange contracts	152
Foreign currency transactions	(2)
Net realized loss	$(1,195)
Change in net unrealized gain (loss)
Investments	$(50,837)
Forward currency exchange contracts	10
Change in net unrealized loss	(50,827)
Net loss on investments	$(52,022)
Net decrease in net assets resulting from operations	$(45,008)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
From Operations:
Net investment income	$7,014	$14,963
Realized gain (loss) on investments and currencies, net	(1,195)	5,746
Change in net unrealized depreciation on investments and other financial instruments	(50,827)	(5,195)
Net increase (decrease) in net assets resulting from operations	$(45,008)	$15,514
From Fund Share Transactions:
Net asset value of 5,826 shares issued to common stockholders for the reinvestment of dividends in 2021	$—	$58
Distributions to Common Stockholders:
Distributable earnings ($.25 and $.68 per share in 2022 and 2021, respectively)	$(5,843)	$(15,834)
Total net decrease in net assets	$(50,851)	$(262)
Net Assets Applicable to Common Stock:
Beginning of period	$228,616	$228,878
End of period	$177,765	$228,616

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2022	For the Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
NET ASSET VALUE:
Beginning of period	$9.78	$9.79	$10.02	$8.90	$10.19	$9.89
NET INVESTMENT INCOME	.30	.64	.63	.62	.66	.71
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(2.22)	.03	(.21)	1.16	(1.25)	.30
TOTAL FROM INVESTMENT OPERATIONS	(1.92)	.67	.42	1.78	(.59)	1.01
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.25)	(.68)	(.65)	(.66)	(.70)	(.71)
TOTAL DISTRIBUTIONS	(.25)	(.68)	(.65)	(.66)	(.70)	(.71)
NET ASSET VALUE:
End of period	$7.61	$9.78	$9.79	$10.02	$8.90	$10.19
PER SHARE MARKET VALUE:
End of period	$6.81	$9.33	$8.68	$9.13	$7.56	$9.40
TOTAL INVESTMENT RETURN†	(24.62)%	15.62%	2.94%	30.09%	(12.70)%	9.19%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2022		For the Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$177,765		$228,616	$228,878	$234,085	$207,893	$238,244
EXPENSE RATIOS:
Ratio of interest expense to average net assets	.54	%*	.35%	.57%	1.26%	1.16%	.76%
Ratio of leverage expenses to average net assets	.01	%*	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.27	%*	1.14%	1.20%	1.16%	1.18%	1.14%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	1.82	%*	1.50%	1.78%	2.43%	2.35%	1.91%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.82	%*	6.46%	6.80%	6.38%	6.77%	6.92%
PORTFOLIO TURNOVER RATE	24.60%		50.73%	53.11%	65.64%	71.56%	70.11%

  (a)  Dollars in thousands.

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2022	As of December 31,
	(Unaudited)	2021	2020	2019	2018	2017
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$84,000,000	$84,000,000	$84,000,000	$91,000,000	$91,000,000	$91,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,116	$3,722	$3,725	$3,572	$3,285	$3,618
Credit Agreement Asset Coverage (2)	312%	372%	372%	357%	328%	362%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2022 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(75,145)
Sales of portfolio securities	75,203
Interest and dividends received	9,022
Operating expenses paid	(1,545)
Net cash provided by operating activities	$7,535
Cash Flows From Financing Activities:
Common stock dividends	$(8,824)
Net cash used by financing activities	$(8,824)
Net Decrease in Cash	$(1,289)
Cash at Beginning of Period	1,305
Cash at End of Period	$16
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(75,145)
Sales of portfolio securities	75,203
Net decrease in net assets resulting from operations	(45,008)
Amortization of interest	277
Net realized loss on investments and currencies	1,195
Change in net unrealized depreciation on investments and other financial instruments	50,827
Increase in interest and dividend receivable	(138)
Increase in prepaid expenses	(43)
Increase in accrued expenses and other payables	367
Net cash provided by operating activities	$7,535

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2022 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Loan fee income is recorded when received. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$252,632	$—	$252,632
Preferred Stock
Finance	—	314	—	314
Healthcare	539	—	—	539
Manufacturing	918	—	—	918
Utilities	1,104	577	—	1,681
Common Stock
Healthcare	736	—	—	736
Total Investments	$3,297	$253,523	$—	$256,820
Forward Currency Exchange Contracts	$—	$7	$—	$7

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

The Fund had no Level 3 securities at June 30, 2022.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2021	$3,649
Transfers out	(3,238)
Change in unrealized depreciation	(411)
Balance, June 30, 2022	$—

(2) Tax Matters and Distributions

At June 30, 2022, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $296,905,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $1,481,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $41,565,000. Net unrealized loss on investments for tax purposes at June 30, 2022 was approximately $40,084,000.

At December 31, 2021, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$4,911,000	Short-term	None
17,369,000	Long-term	None
$22,280,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2021, the Fund had total non-expiring capital loss carryforwards of $22,280,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2021 and 2020 of approximately $15,834,000 and $15,248,000, respectively, was from ordinary income.

As of December 31, 2021, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain on Investments	$10,780,000
Capital Loss Carryforwards	(22,280,000)
Other Accumulated Losses	—
Undistributed Net Investment Income	215,000
$(11,285,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2021, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2021, the Fund had no post-October losses which are deferred until fiscal year 2022 for tax purposes. The other accumulated losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018-2020, or expected to be taken in the Fund's 2021 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $509,000 in management fees during the six months ended June 30, 2022. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and amounts borrowed under the credit facility. At June 30, 2022, the fee payable to T. Rowe Price was approximately $80,000, as shown on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2022 the total amount outstanding on the loan was $84,000,000. The term of the facility has been extended to October 2022. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 2.47% and will be in effect until July 27, 2022 at which time the rate will be reset. For the six months ended June 30, 2022 the weighted average rate on the loan was approximately 1.34% and the maximum amount borrowed during the period was $84,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2022 the Fund paid approximately $12,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2022 were approximately:

Cost of purchases	$70,486,000
Proceeds of sales or maturities	$71,479,000

(6) Related Party Transactions

The Fund paid approximately $100,000 during the six months ended June 30, 2022 to the president of the Fund for her services as an officer and employee of the Fund.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2022 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
HSBC Bank	7/29/22	EUR	(843)	$889	$885	$4
HSBC Bank	7/29/22	EUR	45	47	47	—
JP Morgan	7/29/22	GBP	(825)	1,008	1,005	3
Net unrealized gain on open forward currency exchange contracts						$7

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2022 was as follows:

	Asset Derivatives June 30, 2022
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$7

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2022 was as follows:

Amount of Realized Gain on Derivatives
Forward currency exchange contracts	$152
Change in Unrealized Appreciation on Derivatives
Forward currency exchange contracts	$26

(8) LIBOR Transition

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

(9) Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund Invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund's investments is not reasonably estimable at this time.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2022 (Unaudited)

(10) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2022.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2022

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

2

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12 - Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies - None.

ITEM 13. EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	September 1, 2022

4